MANAGED PORTFOLIO SERIES

Tortoise MLP & Pipeline Fund (the “MLP & Pipeline Fund”)

Supplement dated April 23, 2014 to:

Prospectus dated March 30, 2014

Effective immediately, the MLP & Pipeline Fund’s distribution policy has been revised so that distributions of net investment income, if any, will be made at least semi-annually. As a result, the first paragraph of the section entitled “Distributions” on page 50 of the Prospectus is deleted and replaced with the following:

Distributions
The MLP & Pipeline Fund will distribute net investment income, if any, at least semi-annually.  The Energy Independence Fund and the Select Opportunity Fund will distribute net investment income, if any, at least annually.  The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable at another time during the year.

Thank you for your investment. If you have any questions, please call the Funds toll-free at
855-TCA-FUND (855-822-3863).

This supplement should be retained with your Prospectus for future reference.